                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-39758) of Visteon Corporation of our report dated June 26, 2002 relating to the financial statements of the Visteon Investment Savings Plan for Hourly Employees, which appears in this Form 11-K.


/s/PricewaterhouseCoopers LLP
-----------------------------
PricewaterhouseCoopers LLP

Detroit, MI
June 26, 2002